UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 16, 2020 (March 11, 2020)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
On March 16, 2020, Fox Factory Holding Corp. (the "Company") filed a Form 8-K, reporting the completion of the acquisition of all of the outstanding equity interests of SCA Performance Holdings, Inc., a Delaware corporation ("SCA") by Fox Factory, Inc., a California corporation and wholly-owned subsidiary of the Company. The sole purpose of this Current Report on Form 8-K/A is to provide additional historical financial statements for SCA and pro forma financial information for the Company and SCA.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited Balance Sheet as of April 12, 2018 and the related Statements of Income, Changes in Equity and Cash Flows of MCM Custom Vehicles, LLC, the predecessor of SCA, for the period from January 1, 2018 to April 12, 2018 are filed as Exhibit 99.1 to this amendment.
The audited Consolidated Balance Sheets of as of December 31, 2018 and 2019 and the related Consolidated Statements of Operations, Stockholder's Equity and Cash Flows for the year ended December 31, 2019 and the period from April 13, 2018 to December 31, 2018 are filed as Exhibit 99.2 to this amendment.
(b) Pro Forma Financial Information.
The unaudited Pro Forma Combined Condensed Statement of Income and explanatory notes related to the acquisition of SCA for the year ended January 3, 2020 are filed as Exhibit 99.3 to this amendment.
The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions taken place on the assumed date; nor is it indicative of the future consolidated results of operations or financial position of the combined companies.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
23.1	Consent of Borland Benefield, P.C. dated May 26, 2020.
23.2	Consent of Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. dated May 26, 2020.
99.1	Balance Sheet as of April 12, 2018 and the related Statements of Income, Changes in Equity and Cash Flows of MCM Custom Vehicles, LLC for the period from January 1, 2018 to April 12, 2018.
99.2	Consolidated Balance Sheets of SCA Performance, Inc. as of December 31, 2019 and 2018 and the related Consolidated Statements of Operations, Stockholder's Equity and Cash Flows for the year ended December 31, 2019 and the period from April 13, 2018 to December 31, 2018.
99.3	Unaudited Pro Forma Combined Condensed Statement of Income and explanatory notes for the year ended January 3, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 26, 2020	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer